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                      MERRILL LYNCH LIFE INSURANCE COMPANY

             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

                         SUPPLEMENT DATED APRIL 9, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                       FOR
                                 RETIREMENT PLUS


                      ML LIFE INSURANCE COMPANY OF NEW YORK

               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

                         SUPPLEMENT DATED APRIL 9, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                       FOR
                                 RETIREMENT PLUS


        As you were previously notified by Supplement dated March 20, 2002, Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") intend to substitute Class A shares of the Natural Resources Focus Fund and the Global Bond Focus Fund of the Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") for Class A shares of the Large Cap Core Focus Fund and Core Bond Focus Fund, respectively, of the Variable Series Funds.

        The substitutions are scheduled to occur after the close of business on April 30, 2002. Any account value remaining invested in the Natural Resources Focus Fund or the Global Bond Focus Fund at that time will be transferred to the respective replacement portfolio. Prior to the substitution, you may transfer your account value invested in the Natural Resources Focus Fund and the Global Bond Focus Fund to the other available subaccounts without charge. While MLLIC and MLLICNY have reserved the right to impose a charge for certain transfers, neither currently imposes any such charges and will not exercise any rights under the Contracts to impose any restrictions or charges on transfers until at least 30 days after the substitution.